UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

MINATURA GOLD

(Exact name of registrant as specified in its charter)

Nevada	001-34070	20-8273426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Townsgate Road, Suite 200 Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 267-7183

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 7, 2009, Moore & Associates, Chartered (“Moore”) terminated his engagement as the Registrant’s independent registered public accountants. The Registrant is currently reviewing accountants. When a new accountant is engaged, the Registrant will file notice of such accountant with the Securities and Exchange Commission on Form 8-K.

On August 27, 2009, the PCAOB revoked the registration of Moore because of violations of PCAOB rules and auditing standards in auditing the financial statements of several companies other than the Registrant, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with the PCAOB investigation.

Moore was the Registrant’s independent registered public accountants as of May 2009 and through August 7, 2009 (approximately 3 months), therefore did not issue auditors’ reports on the financial statements for the years ended December 31, 2008 and December 31, 2007.

Moore reviewed the Registrant’s financial statements and notes to financial statements included in its Form 10-Q for the periods ended March 31, 2009 and June 30, 2009.

Lawrence Scharfman, CPA PA (“Scharfman”) was the Registrant’s independent registered public accountant for the years ended December 31, 2008 and December 31, 2007. Scharfman issued its auditor reports on the financial statements for the years ended December 31, 2008 and 2007. On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures. As Scharman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission. The Registrant intends to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

During the period of Moore’s engagement and through the date of this Current Report, there have been no disagreements with Moore (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant requested Moore to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore indicated to the Registrant that he will not be issuing Exhibit 16 Letters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MINATURA GOLD

By: /S/ Paul Dias
Paul Dias, Chief Executive Officer

Date:  September 10, 2009